SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                              December 20, 2004
                              -----------------
                               Date of Report
                     (Date of earliest event reported)


                            KENTEX PETROLEUM, INC.
                            ----------------------
           (Exact name of registrant as specified in its charter)



   Nevada                          0-30955                       87-0645378
   -------                          -------                       ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                        4685 Highland Drive, Suite 202
                          Salt Lake City, Utah 84117
                          --------------------------
                   (Address of Principal Executive Offices)

                               (801) 278-9424
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01   Entry into a Material Definitive Agreement.
            -------------------------------------------

          On December 20, 2004, Kentex Petroleum, Inc. (the "Company", or "we", "our", "us" or words of similar import) and VidRev Technologies, Inc., a Florida corporation ("VidRev"), executed an Agreement and Plan of Merger (the "Merger Agreement"), by which VidRev agreed to merge with and into the Company, with the Company being the surviving corporation.

          The material terms of the Merger Agreement are as follows:

          * Each stockholder of VidRev will exchange his/her/its shares of VidRev common stock for shares of the Company's common stock on a one-for-one basis;

          * The closing of the merger will be subject to the Company's prior filing with the Securities and Exchange Commission (the "Commission") of a joint Information Statement/Prospectus on Form S-4 with respect to the merger and the issuance of the Company's shares to the stockholders of VidRev, and the Commission's declaration of effectiveness of such S-4 Registration Statement;

          * As soon as practicable, the parties will file a Registration Statement on Form SB-2 to register for issuance up to one million shares of the Company's common stock and to register for resale up to one million shares of the Company's common stock to be issued to VidRev's controlling stockholder and under the terms of the Merger Agreement;

          * Subject to the closing of the Merger Agreement, each of the Company's current directors and executive officers will resign in seriatim and appoint the current directors and executive officers of VidRev to serve in their place;

          * Subject to the closing of the Merger Agreement, the Company will file with the Nevada Secretary of State Amended and Restated Articles of Incorporation reflecting the change of the Company's name to "VidRev Technologies, Inc.";

          * Certain Company stockholders who collectively own 2,234,640 shares of the Company's common stock will tender all of their shares to the Company for cancellation and the Company will issue to Jenson Services 520,000 "unregistered" and "restricted" shares of common stock, and to Leonard W. Burningham, Esq., 80,000 such shares, and all 600,000 of which shall have piggyback registration rights; and

          * Subject to the closing of the Merger Agreement, the Company will adopt a 2005 Stock Option Plan in substantially the same form as attached to the Merger Agreement as Exhibit D.

          Following the completion of the merger, the operations of VidRev will become the operations of the Company and the VidRev stockholders will hold approximately 97% of our outstanding shares of common stock.

          The Board of Directors and the majority stockholders of the Company voted to adopt the Merger Agreement on December 9, 2004, and December 14, 2004, respectively.

          As of the date of the Merger Agreement and currently, there were no material relationships between us or any of our affiliates and VidRev, other than in respect of the Merger Agreement.

          A copy of the Merger Agreement is attached hereto and incorporated herein by reference. See Item 9.01.

Item 5.01   Changes in Control of Registrant.
            ---------------------------------

          See Item 1.01 of this Current Report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
            ---------------------------------------------

          See Item 1.01 of this Report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
            ------------

          See Item 1.01 of this Report.

Item 7.01   Regulation FD Disclosure.
            --------------------------

          See the Press Release attached hereto and incorporated herein by reference as Exhibit 99.1. See Item 9.01.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

         (c) Exhibits.

Description of Exhibit                          Exhibit Number
----------------------                          --------------

Agreement and Plan of Merger                          2.1

Press Release dated November 18, 2004                99.1

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KENTEX PETROLEUM, INC.

Dated: 12-20-04                                 By: /s/ Sarah E. Jenson
       --------                                    ------------------------
                                                   Sarah E. Jenson
                                                   President and Director